CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2025	Mar. 31, 2024	Mar. 31, 2023
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME [Abstract]
NET EARNINGS	$ 107,978	$ 115,776	$ 119,356
OTHER COMPREHENSIVE INCOME, NET OF TAX:
Foreign currency translation adjustments	1,161	712	1,692
Other comprehensive income	1,161	712	1,692
TOTAL COMPREHENSIVE INCOME	$ 109,139	$ 116,488	$ 121,048